                                  EXHIBIT 10.2


THIS PURCHASE AND SALE AGREEMENT is made with effect as of May 21, 2002

BETWEEN:

          REDRUTH VENTURES INC., a British Virgin Islands Corporation, 3076 Sir Francis Drake's Highway P.O. Box 33463 Road Town, Tortola, BVI ("Redruth")

AND:

          BINGO.COM, INC., a Florida Corporation, Suite 1405-1166 Alberni Street, Vancouver, British Columbia, V6E 3Z3
          (the "Company")

WHEREAS:

A. The Company is indebted to Redruth and Bingo Inc., an Anguillian corporation, pursuant to a Convertible Debenture (the "Debenture") in the aggregate principal amount of US$1,250,000 dated as of April 16, 2001;

B. Pursuant to the Debenture, the Company issued to Redruth a Warrant ("Redruth Warrant") dated April 16, 2001 to purchase up to 7,200,000 shares of common stock of the Company at a price of US$.25 per share;

C. Redruth has agreed to sell and transfer to the Company its interest in the Redruth Warrant in exchange for the provision by the Company to Redruth of 18 months of unused advertising inventory as detailed in the Company's standard Insertion Order attached hereto as Schedule "A" ("Redruth IO").

THEREFORE this Agreement witnesses the parties' agreement as follows:

1.   Redruth represents and warrants to the Company that:

         (a) the indebtedness (the "Indebtedness") owing to Redruth under the Debenture as at May 21, 2002 is the principal sum of US$750,000 plus all accrued and unpaid interest;

         (b) it has not exercised any of its rights to acquire shares under the Redruth Warrant;

         (c) it has not done or permitted any act or thing whereby the Indebtedness, the Debenture or the Redruth Warrant has been assigned, released, discharged or encumbered, either wholly or in part.

2. Redruth hereby absolutely and irrevocably sells, assigns and transfers to the Company all of Redruth's interest in the Redruth Warrant, free and clear of all liens and encumbrances. As consideration for the above assignment and transfer, the Company agrees to provide Redruth with 18 months of specified advertising inventory as set out in the Redruth IO (the "Specified Inventory") and to serve the Specified Inventory as specified by Redruth or its affiliated companies. Redruth hereby accepts the Redruth IO and the Specified Inventory as full and final satisfaction of all of Redruth's rights and privileges under the Redruth Warrant.

3. To give effect to Clause 2, Redruth will surrender the original Redruth Warrant to the Company, and Redruth hereby authorizes the Company to cancel the Redruth Warrant in its entirety and to release any common shares reserved for issuance by the Company under the Redruth Warrant.

4.   Neither Redruth nor any of its affiliated companies will:

         (a) contact, solicit or engage in any communication with any existing clients or customers of the Company as defined in Schedule "B" attached hereto for the purpose of offering, selling or making any of the Specified Inventory available to such existing clients or customers of the Company;

         (b)  possess or resell any opt-in email list belonging to the Company;
              and

         (c) disclose or release the terms of this Agreement without the prior written consent of the Company.

5. Redruth acknowledges that except as expressly provided herein, the Company provides the Specified Inventory under the standard terms and conditions as detailed in the Redruth IO and in the event of default by Redruth of Clause 4 herein the Company may discontinue provision of the Specified Inventory and Redruth accepts this condition without any recourse and without any warranty of any kind, either express or implied, as to any other payment by or on behalf of the Company.

6. Redruth hereby releases the Company and its affiliated and associated corporations from all obligations, agreements and liabilities of any nature and kind, other than as set out in this Agreement.

7. This Agreement may be executed in one or more counterparts which may be in original or facsimile copies, and all such counterparts when taken together shall constitute one and the same instrument.

The parties have executed this Assignment as evidenced below.

REDRUTH VENTURES INC.
Per:

/s/ Mitch Williams
-------------------------------------
AUTHORIZED SIGNATORY


BINGO.COM, INC.
Per:

/s/ Tarrnie Williams
-------------------------------------
AUTHORIZED SIGNATORY

           BINGO.COM INC.                                                   Date:    May 16, 2002
[LOGO]     #1405-1166 ALBERNI STREET     TEL:(604) 694-0300
           VANCOUVER, B.C.               FAX:(604) 694-0301             Invoice #
           CANADA, V6E 3Z3               WEBSITE: WWW.BINGO.COM                  ----------------
                                                                  SIGN AND FAX TO 1-(604) 694-0301


            Client:  Redruth Ventures, Inc.
                     ----------------------
        Start Date:  JUN 1/02                            End Date: NOV. 30/03        Duration (# wks):
                     ----------------------                        ---------------                      ------
      Sales Person:
                     ----------------------
        ADVERTISER:  CYOP Systems
                     ----------------------
     Media Contact:  Michelle Kuhn             ACCOUNTING CONTACT:
                     ----------------------                        ---------------
           Address:  #406 1040 Hamilton                     Phone:
                     ----------------------                        ---------------
        City/State:  Vancouver                              Email:
                     ----------------------                        ---------------
               Zip:
                     ----------------------
             Phone:  604-688-8873
                     ----------------------
               Fax:  604-688-8838
                     ----------------------
             Email:  Mkuhn@cyop.org
                     ----------------------
ACCOUNTING CONTACT:
                     ----------------------
             Phone:
                     ----------------------
             Email:
                     ----------------------

                    TERMS & BILLING INSTRUCTIONS
                    ----------------------------

NET 30          [ ]    REDRUTH VENTURES, INC. HAS PREPAID IN FULL FOR THE

MONTHLY PREPAY  [ ]    ENTIRE CAMPAIGN AS PER THE AGREEMENT DATED MAY 21, 2002

PREPAY IN FULL  [X]                                               Bingo.com Inc.

  Payment Method

CHECK           [ ]

WIRE TRANSFER   [ ]


                    MEDIA PURCHASE DETAILS
                    ----------------------

MEDIA SUPPLIER:     Bingo.com

CAMPAIGN DETAILS:   Client will provide Bingo.com with all creatives
                    for serving on Bingo.com media space. Client may also provide links to client servers by which client may circulate any creatives within the duration of the campaign.
                    All media served under Bingo.com will be subject to approval prior to serving. 50% of all campaigns will be for Keno.com.


                                               IMPRESSIONS    TOTAL     # OF
CREATIVE TYPE:        AD UNIT SIZE   CPM       OR CLICKS     NET COST  MONTHS  LOCATION    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
BANNER                468X60                6050000 A MONTH               18   BINGO.COM   IMPRESSIONS ARE BASED ON TOTAL EACH MONTH
------------------------------------------------------------------------------------------------------------------------------------
INDEX POP             250X250                285714 A MONTH               18
------------------------------------------------------------------------------------------------------------------------------------
GAMES POP             250X250                625000 A MONTH               18
------------------------------------------------------------------------------------------------------------------------------------
INTERMISSION          500X350                652500 A MONTH               18
------------------------------------------------------------------------------------------------------------------------------------
TOWER                 120X600                445666 A MONTH               18
------------------------------------------------------------------------------------------------------------------------------------
BUTTONS               120X240               1500000 A MONTH               18
------------------------------------------------------------------------------------------------------------------------------------
BUTTONS               120X60                1500000 A MONTH               18
------------------------------------------------------------------------------------------------------------------------------------
GAME LOADING          300X200                1 WEEK A MONTH               18               DATE TBD
------------------------------------------------------------------------------------------------------------------------------------
SPLASH INTERMISSION   300X200                1 WEEK A MONTH               18               DATE TBD
------------------------------------------------------------------------------------------------------------------------------------
SOLO E-MAIL                                       1 A MONTH               18
------------------------------------------------------------------------------------------------------------------------------------
HOME PAGE (COLUMN 4)                        HARD CODED IMPRESSION OF KENO AND BIGR AND FOX CLICK THROUGH BUTTONS
------------------------------------------------------------------------------------------------------------------------------------
MONTHLY TOTALS
------------------------------------------------------------------------------------------------------------------------------------


DAY SENSITIVITY:      YES:                       NO
---------------------------------------------------------------------------------------------------------------
IF YES WHICH DAY:     Mon:        Tues:          Wed:        Thurs:        Fri:        Sat:        Sun:
---------------------------------------------------------------------------------------------------------------



BANNER CREATIVES PROVIDED:    By Client:     YES   By Bingo.com:
--------------------------------------------------------------------------------
DATE CREATIVES FINALIZED:
--------------------------------------------------------------------------------
REPORTING SCHEDULE:
--------------------------------------------------------------------------------

TERMS AND CONDITIONS: This Insertion Order is subject to Publisher and
                      Supplier Approval.

1) This insertion order constitutes an agreement between the parties. It supersedes all prior proposals, agreements, or other communications between the parties regarding such subject matter. The return of this agreement signed by the advertiser or agent constitutes acceptance of all terms and conditions of this agreement.

2) Bingo.com recognizes the industry wide issue of ad serving discrepancies, and has adopted the following policy, which Advertisers hereby agrees to adhere to:

         a) For billing purposes, Bingo.com and Advertisers will recognize a l0% discrepancy as being within acceptable industry parameters. For any discrepancies within 10%, campaigns will be billed based on our system numbers.

         b) Advertisers will be supplied with a login & password to our ad serving system. This will be included in the email with the ad serving tags. Advertisers will be responsible for monitoring the discrepancies between the ad servers within the initial 48-72 hours of the campaign. After the initial 72 hours, the Advertiser is responsible to check on the numbers from time to time, and must notify Bingo.com when the discrepancy is higher than 10%.

         c) Upon notification of a discrepancy higher than 10%, Bingo.com will ask that the campaign be paused until we can collectively decide how best to proceed. If Advertiser does not notify Bingo.com of discrepancy, Advertiser agrees that campaigns will be billed on system numbers, regardless of the discrepancy.

3) All advertising is subject to publisher's approval. The publisher reserves the right to reject advertising, which is not in keeping with the publisher's standards. The publisher's liability for any error will not exceed the charge for the advertisement in question.

4) Advertisers assume the liability for all content of advertisements published and/or any claims arising therefrom made against the publisher. Advertisers agree to indemnify the publishers against any such claims and all related costs and expenses (including attorney's fees).

5)   Bingo.com has the right to pre-empt any campaign.

6)   Only Written Insertion orders will be honored.

7) All gaming related client and advertisers will be required to adhere to prepayment terms.

8) Cost per Click and Cost per Acquisitions deals may be permitted however, all reporting and serving must be done off the internal software and reporting. No third party code will be permitted.

9)   Non-Disclosure and Non-Circumvention Agreement

     The parties hereby agree as follows:

     In its sole discretion, the Disclosing Party will provide to the Receiving Party certain confidential and proprietary information for the limited purpose of allowing the Receiving Party to

________________________________________________________________________________

         a) Definition - For purposes of this Agreement, "Confidential Information" shall mean the information received by the Receiving Party from the Disclosing Party which is marked as Confidential and/or "Proprietary" or which would logically be considered "Confidential" and/or "Proprietary" in view of its relationship to the whole disclosure. Information initially furnished orally which was identified by the Disclosing Party as confidential and/or proprietary at the time of disclosure, shall be treated by the Receiving Party as Confidential Information.

         b) Protection and Purpose - All "Confidential Information" shall be maintained in confidence by the Receiving Party, and shall not be disclosed to any third party and shall be protected with the same degree of care as the Receiving Party normally uses in the protection of its own confidential and proprietary information, but in no case with any less degree than reasonable care. The Receiving Party shall not use any "Confidential Information" received from the Disclosing Party except for the evaluation purposes set forth above. The Receiving Party shall not use any "Confidential Information" received from the Disclosing Party to circumvent any agreement with any company or persons associated or affiliated with said.

         c) Restrictions - The restrictions herein provided shall not apply with respect to "Confidential Information" which:

                   i) Is or becomes a part of the public domain without breach of this Agreement by the Receiving Party; or

                   ii) Is disclosed by the Disclosing Party to a third party without a commitment of confidentiality by the third party; or

                   iii) Is disclosed pursuant to judicial action or government regulations, provided the Receiving Party notifies the Disclosing Party prior to such disclosure and cooperates with the Disclosing Party in the event the Disclosing Party elects to legally contest and avoid such disclosure.

          d) Rights and Licenses - This Agreement and the furnishing of "Confidential Information" as provided herein shall not be construed as establishing, either expressly or by implication, any grant of rights or licenses to the Receiving Party or any relationship between the parties.

          e) Ownership - All tangible information and other information submitted hereunder by the Disclosing Party to the Receiving Party, shall remain the property of the Disclosing Party. If either party elects not to pursue any further business undertaking, the Receiving Party shall promptly return to the Disclosing Party all tangible information, and all copies thereof, related to "Confidential Information".

          f) Termination - This Agreement is to be construed in accordance with the laws of the Province of British Columbia and shall terminate Two (2) years from the effective date of this Agreement.


--------------------------------------------------------------------------------
COMMENTS/ADDENDUMS:
Bingo.com Inc.

The customer has prepaid for the inventory as shown above. Any monthly campaign not utilized by the customer will not be replaced.
--------------------------------------------------------------------------------

                         SIGN AND FAX TO (604) 694-0301

Advertiser                                           Bingo.com Inc.

Signature:  __________________________     Signature:  _________________________

Name: ________________________________     Name: _______________________________

Title: _______________________________     Title: ______________________________

Date:________________________              Acceptance Date:_____________________


          CAMPAIGN CREATIVE DETAILS

                               CREATIVE DEADLINES

          New advertisers must submit materials to bingo.com four business days prior to start date. Existing advertisers may change their banners as often as they like as long as we receive new creative by noon two business days prior to start date.

          ----------------------------------------------------------------------
                    IF YOU NEED HELP DESIGNING YOUR CREATIVE, CALL US!
                    Creative Specs for your campaign are listed below
          ----------------------------------------------------------------------

                              CREATIVE SUBMISSIONS

          Please send via e-mail and choose one of two options:
          Send Banners along with corresponding destination URL's in an email. Post Banners along with corresponding destination URL's to a WWW page and send location via e-mail.

                             CREATIVE SPECIFICATIONS

          All banners for this campaign will need to be approved by the site(s) before being posted.
          All banners should be standard size and no larger than 12k per banner.